UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 15, 2021 (March 10, 2021)

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39228 (Commission File Number)	84-3536151 (IRS Employer Identification No.)

115 Fifth Avenue

New York, New York 10003

(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2021, MultiPlan furnished a Current Report on Form 8-K (the “Original 8-K”) that included a press release relating to its financial results for the fourth quarter and fiscal year ended December 31, 2020 (the “Press Release”). This Current Report on Form 8-K/A amends the Original 8-K solely for the purpose of correcting the amount of net loss and the financial statements and reconciliation included in the Press Release as a result of changing the classification of MultiPlan’s warrants issued to Churchill Sponsor III, LLC that was included in the Press Release from equity classified to liability classified on MultiPlan’s consolidated balances sheets. This change required the re-measurement of the long-term liability to fair value at December 31, 2020 resulting in a non-cash gain of $9,062 thousand recognized on MultiPlan’s consolidated statements of (loss) income and comprehensive (loss) income for the year ended December 31, 2020. As a result, MultiPlan’s net loss for the year ended December 31, 2020 improved to $(520,564) thousand from $(529,626) thousand as previously disclosed in the Press Release.

After correcting for the change described above, the quarterly and yearly comparisons in the Press Release are as follows:

•	“Q4 2020 Net Loss of $173.3 Million, as compared to a Net Loss of $288.4 Million in Q3 2020 and Net Income of $11.8 Million in Q4 2019”;

•	“Full Year 2020 Net Loss of $520.6 Million, as compared to Net Income of $9.7 Million in Full Year 2019”;

•	“Net loss of $173.3 million for Q4 of 2020 compared to net loss of $288.4 million for Q3 2020”; and

•	“Net loss for full year 2020 of $520.6 million compared to net income of $9.7 million for full year 2019.”

In addition, the financial statements and reconciliation included in the Press Release are replaced with Exhibit 99.1 to this Current Report on Form 8-K/A.

Other than as discussed herein, no other changes have been made to the Original 8-K or the Press Release furnished therewith.

The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, nor shall it be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included in this Form 8-K:

99.1	Financial results for the fourth quarter and fiscal year ended December 31, 2020 (corrected).

Forward-Looking Statements

This Report includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report, and these forward-looking statements reflect management’s expectations regarding our future growth, results of operations, operational and financial performance and business prospects and opportunities. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results, including: the impact from COVID-19 and its related effects on our projected results of operations, financial performance or other financial metrics; loss of our customers, particularly our largest customers; decreases in our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team; pressure to limit access to preferred provider networks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to identify, complete and successfully integrate acquisitions; changes in our industry; interruptions or security breaches of our information technology systems; our ability to protect proprietary applications; our inability to expand our network infrastructure; our ability to remediate any material weakness or maintain effective internal controls over financial reporting; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to pay interest and principal on our notes and other indebtedness; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; other factors disclosed in our SEC filings; and other factors beyond our control.

The forward-looking statements contained in this Report are based on our current expectations and beliefs concerning future developments and potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described indicated in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on October 30, 2020, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Financial results for the fourth quarter and fiscal year ended December 31, 2020 (corrected).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2021

MultiPlan Corporation

By:	/s/ David L. Redmond
Name:	David L. Redmond
Title:	Executive Vice President and Chief Financial Officer